2nd QUARTER 2018 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended June 30, 2018 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of June 30, 2018, ROIC owned 92 shopping centers encompassing approximately 10.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended June 30, 2018 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data 2018 Property Acquisitions ………………………….………………………...………………………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................ 17 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 18 Investor Information …………………………………………………………..…………………………………………………… 19 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended June 30, 2018 (unaudited, dollars in thousands, except par values and share amounts) 06/30/18 12/31/17 ASSETS: Real Estate Investments: Land $ 898,436 $ 878,797 Building and improvements 2,265,760 2,230,600 Less: accumulated depreciation (295,602) (260,115) Real Estate Investments, net 2,868,594 2,849,282 Cash and cash equivalents 10,958 11,553 Restricted cash 1,420 5,412 Tenant and other receivables, net 42,095 43,257 Deposits - 500 Acquired lease intangible assets, net 78,246 82,778 Prepaid expenses 1,600 2,853 Deferred charges, net 36,150 37,167 Other assets 10,606 6,396 TOTAL ASSETS $ 3,049,669 $ 3,039,198 LIABILITIES: Term loan $ 298,942 $ 298,816 Credit facility 189,259 140,329 Senior Notes 940,762 940,086 Mortgage notes payable 97,884 107,915 Acquired lease intangible liabilities, net 173,911 178,984 Accounts payable and accrued expenses 14,580 18,638 Tenants' security deposits 6,997 6,771 Other liabilities 18,213 18,018 TOTAL LIABILITIES 1,740,548 1,709,557 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 11 Additional paid-in capital 1,415,286 1,412,590 Dividends in excess of earnings (236,570) (210,490) Accumulated other comprehensive income 7,235 1,856 Total Retail Opportunity Investments Corp. stockholders' equity 1,185,962 1,203,967 Non-controlling interests 123,159 125,674 TOTAL EQUITY 1,309,121 1,329,641 TOTAL LIABILITIES AND EQUITY $ 3,049,669 $ 3,039,198 The Company's Form 10-Q for the quarter ended June 30, 2018, and Form 10-K for the year ended December 31, 2017 should be read in conjunction with the above information. - 4 -

Supplemental Disclosure Income Statements Quarter Ended June 30, 2018 (unaudited, in thousands, except per share amounts) Three Months Ended Six Months Ended 06/30/18 06/30/17 06/30/18 06/30/17 REVENUES: Base rents $ 55,050 $ 50,528 $ 110,427 $ 102,007 Recoveries from tenants 16,471 15,222 32,632 28,890 Other income 820 890 3,677 1,643 TOTAL REVENUES 72,341 66,640 146,736 132,540 OPERATING EXPENSES: Property operating $ 11,017 $ 9,628 $ 21,495 $ 18,928 Property taxes 7,914 7,647 15,733 14,715 Depreciation and amortization 25,331 23,645 50,548 46,703 General and administrative expenses 3,990 3,817 7,521 7,316 Acquisition transaction costs - 4 - 4 Other expense 274 225 343 274 TOTAL OPERATING EXPENSES 48,526 44,966 95,640 87,940 OPERATING INCOME 23,815 21,674 51,096 44,600 NON-OPERATING EXPENSES: Interest expense and other finance expenses (15,713) (12,477) (31,170) (24,152) TOTAL NON-OPERATING EXPENSES (15,713) (12,477) (31,170) (24,152) NET INCOME $ 8,102 $ 9,197 $ 19,926 $ 20,448 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (763) (888) (1,885) (1,969) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. $ 7,339 $ 8,309 $ 18,041 $ 18,479 NET INCOME PER COMMON SHARE - BASIC $ 0.06 $ 0.08 $ 0.16 $ 0.17 NET INCOME PER COMMON SHARE - DILUTED $ 0.06 $ 0.08 $ 0.16 $ 0.17 Weighted average common shares outstanding - basic 112,165 109,267 112,164 109,247 Weighted average common shares outstanding - diluted 124,205 121,238 124,178 121,156 The Company's Form 10-Q for the quarters ended June 30, 2018 and June 30, 2017 should be read in conjunction with the above information. - 5 -

Funds From Operations

Supplemental Disclosure
Quarter Ended June 30, 2018

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/18	06/30/17	06/30/18	06/30/17
Funds from Operations (FFO) [1] **:**				
Net income attributable to ROIC common stockholders	$ 7,339	$ 8,309	$ 18,041	$ 18,479
Plus:				
Depreciation and amortization expense	25,331	23,645	50,548	46,703
FUNDS FROM OPERATIONS - BASIC	$ 32,670	$ 31,954	$ 68,589	$ 65,182
Net income attributable to non-controlling interests	763	888	1,885	1,969
FUNDS FROM OPERATIONS - DILUTED	$ 33,433	$ 32,842	$ 70,474	$ 67,151
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.29	$ 0.29	$ 0.61	$ 0.60
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.27	$ 0.57	$ 0.55
Weighted average common shares outstanding - basic	112,165	109,267	112,164	109,247
Weighted average common shares outstanding - diluted	124,205	121,238	124,178	121,156
Common dividends per share	$ 0.1950	$ 0.1875	$ 0.3900	$ 0.3750
FFO Payout Ratio	72.2%	69.4%	68.4%	68.2%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (1,410)		$ (2,881)	
Above/below market rent amortization, net	(3,143)		(7,218)	
Non-cash interest expense	535		1,070	
Deferred financing costs and mortgage premiums, net	477		926	
Stock based compensation	1,991		3,419	
Capital Expenditures				
Tenant improvements	$ 4,431		$ 7,538	
Leasing commissions	255		1,008	
Building improvements	629		990	
Reimbursable property improvements	1,143		1,335	
Pad and other development	1,411		2,428	
Value enhancing tenant improvements	4,261		6,639	

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

- 6 -

ROIC

Supplemental Disclosure
Quarter Ended June 30, 2018

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Magnolia Shopping Center	$	8,855	5.50%	3.86%	10/01/18	0.6%
Casitas Plaza Shopping Center		7,234	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace		18,238	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads		26,000	4.73%	3.82%	04/06/24	1.7%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	2.2%
Net unamortized premiums/deferred financing charges		2,057				
Total Mortgage Debt		97,884	4.5%	3.8%	5.3 Years (WA)	6.2%
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00%	5.21%	12/15/23	16.3%
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	16.3%
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	13.0%
Senior Notes Due 2027		250,000	4.19%	4.19%	12/15/27	16.3%
Net unamortized discounts/deferred financing charges		(9,238)				
Total Unsecured Senior Notes		940,762	4.30%	4.41%	7.4 Years (WA)	61.9%
Interest rate swaps		100,000	1.96%	1.96%	1/31/2019	6.4%
Interest rate swaps		200,000	2.84%	2.84%	8/31/2022	13.0%
Total Fixed Rate Debt	**$**	**1,338,646**	**3.92%**	**3.95%**	**7.2 Years (WA)**	**87.5%**
Variable Rate Debt						
Credit Facility	$	192,000	3.10%	3.10%	09/08/21 (1)	12.5%
Net unamortized deferred financing charges		(2,741)				
Credit Facility, net		189,259				
Term Loan		300,000	3.20%	3.20%	09/08/22	19.5%
Net unamortized deferred financing charges		(1,058)				
Term Loan, net		298,942				
Interest rate swaps		(300,000)				(19.5)%
Total Variable Rate Debt	**$**	**188,201**	**3.16%**	**3.16%**	**3.8 Years (WA)**	**12.5%**
TOTAL DEBT	**$**	**1,526,847**	**4.44%**	**4.48%**	**6.1 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		(2,354)				
Net unamortized discounts on notes		4,959				
Net unamortized deferred financing charges		8,375				
Total Principal Debt	**$**	**1,537,827**				

(1) Does not include extension options available to ROIC.

- 7 -

Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended June 30, 2018 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2018 $ 313 $ 8,806 $ - $ - $ - $ 9,119 0.6% 2019 551 - - - - 551 0.0% (2) 2020 577 - - - - 577 0.0% (2) 2021 717 - 192,000 (1) - - 192,717 12.5% 2022 1,003 23,129 - 300,000 - 324,132 21.1% 2023 686 - - - 250,000 250,686 16.3% 2024 708 26,000 - - 250,000 276,708 18.0% 2025 550 32,787 - - - 33,337 2.2% 2026 - - - - 200,000 200,000 13.0% 2027 - - - - 250,000 250,000 16.3% $ 5,105 $ 90,722 $ 192,000 $ 300,000 $ 950,000 $ 1,537,827 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 87 9,921,612 93.6% Encumbered properties 5 676,522 6.4% 92 10,598,134 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,442,000 93.8% Secured principal debt 95,827 6.2% Total Principal Debt $ 1,537,827 100.0% (1) Does not include extension options available to ROIC. (2) Negligible percentage rounds down to zero. - 8 -

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended June 30, 2018

(unaudited, in thousands, except per share amounts)

	06/30/18	03/31/18	12/31/17	09/30/17	06/30/17
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.1x	3.4x	3.7x	3.7x	3.7x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.1x	3.4x	3.6x	3.7x	3.6x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.7x	7.1x	7.3x	7.1x	7.2x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	39.3%	40.8%	37.8%	37.5%	36.7%
Total principal debt/total equity market capitalization	64.8%	68.8%	60.8%	60.0%	57.9%
Total principal debt/total book assets	50.4%	49.4%	49.3%	48.2%	47.5%
Total principal debt/undepreciated book value	46.0%	45.3%	45.5%	44.5%	44.0%
Secured principal debt/undepreciated book value	2.9%	2.9%	3.2%	2.0%	2.0%
Market capitalization calculations, at period end:					
Common shares outstanding	112,165	112,165	111,886	109,267	109,267
Operating partnership units (OP units) outstanding	11,648	11,679	11,679	11,679	11,679
Common stock price per share	$ 19.16	$ 17.67	$ 19.95	$ 19.01	$ 19.19
Total equity market capitalization	$ 2,372,268	$ 2,188,331	$ 2,465,116	$ 2,299,192	$ 2,320,960
Total principal debt	1,537,827	1,505,503	1,499,820	1,379,042	1,343,185
TOTAL MARKET CAPITALIZATION	$ 3,910,095	$ 3,693,834	$ 3,964,936	$ 3,678,234	$ 3,664,145
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	47.9%	47.2%	47.4%	46.3%	45.9%
Total secured debt to total assets not to exceed 40%	3.1%	3.1%	3.4%	2.1%	2.2%
Total unencumbered assets to total unsecured debt not to be less than 150%	207.6%	210.7%	208.7%	214.5%	216.6%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.5x	3.6x	3.7x	3.8x	3.9x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

- 9 -

ROIC

Supplemental Disclosure 2018 Property Acquisitions Quarter Ended June 30, 2018 (dollars in thousands) Date Owned Shopping Centers Location Acquired Purchase Amount GLA 1Q 2018 Stadium Center Tacoma, WA 02/23/18 $ 19,000 48,888 Total 1Q 2018 $ 19,000 48,888 2Q 2018 King City Plaza King City, OR 05/18/18 $ 15,686 62,676 Outparcel at Casitas Plaza Carpinteria, CA 05/25/18 $ 3,950 7,691 Total 2Q 2018 $ 19,636 70,367 Total 2018 Acquisitions $ 38,636 119,255 - 10 -

Supplemental Disclosure
Quarter Ended June 30, 2018

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	95.9%	$	1,715	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.2%		2,358	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.9%		2,782	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	95,830	100.0%		1,848	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	94.8%		1,275	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,185	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%		2,295	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	96.0%		3,443	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	95.9%		2,388	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.6%		12,719	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket(2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	98.3%		2,097	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	99.1%		2,302	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	91.2%		2,513	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	98.8%		4,488	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	91.5%		2,106	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,098	97.4%		1,678	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	97.0%		3,255	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,625	87.8%		4,499	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	100.0%		1,411	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	92.0%		3,323	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,939,381**	**96.9%**	**$**	**60,680**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	93.0%	$	2,042	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%		1,752	Safeway (Vons) Supermarket, CVS Pharmacy (2)
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	96.3%		2,744	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	96.5%		2,382	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%		1,651	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	95.0%		4,155	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	99.0%		2,424	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads		Fullerton	CA	10/11/17	219,785	99.7%		3,410	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch		Laguna Hills	CA	11/30/17	88,486	98.5%		2,973	Smart & Final Extra Supermarket
Orange Country metro area total					**1,084,742**	**97.6%**	**$**	**23,533**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,195	94.9%	$	3,236	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	91.6%		2,333	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	96.8%		1,411	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	100.0%		1,969	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	96.3%		906	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	96.3%		3,104	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	98.9%		2,767	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**688,506**	**96.5%**	**$**	**15,726**	
Southern California Totals					**4,712,629**	**97.0%**	**$**	**99,939**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 2Q 2018.

- 11 -

Supplemental Disclosure
Quarter Ended June 30, 2018

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,369	97.2%		2,992	SaveMart (Lucky) Supermarket, Planet Fitness, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	95.6%		2,041	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	97.7%		2,258	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		552	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,306	92.4%		2,516	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,307	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%		2,153	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,379	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,476	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,178	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	100.0%		2,655	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,860	93.0%		2,071	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,798	92.4%		1,023	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	100.0%		1,678	REI, Cost Plus World Market
Monta Loma Plaza		Mountain View	CA	09/19/17	48,078	100.0%		1,392	Safeway Supermarket
San Francisco metro area total					**1,378,756**	**97.9%**	**$**	**30,142**	
Sacramento metro area									
Norwood Shopping Center	*	Sacramento	CA	04/06/10	85,693	92.1%	$	1,269	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,314	86.4%		2,449	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	93.5%		2,166	Raleys Supermarket
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	96.8%		1,972	Safeway Supermarket, Dollar Tree, US Postal Service
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	76.7%		1,037	CVS Pharmacy
Sacramento metro area total					**591,078**	**89.7%**	**$**	**8,893**	
Northern California Totals					**1,969,834**	**95.4%**	**$**	**39,035**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
*Denotes properties in same center pool for 2Q 2018.

- 12 -

Property Portfolio, continued

Supplemental Disclosure
Quarter Ended June 30, 2018

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	96.9%	$ 621	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,464	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	98.4%	2,370	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%	1,810	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,862	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	90.4%	2,383	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	100.0%	1,782	Central Supermarket, Marshall's, Pier 1
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%	2,634	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,813	100.0%	10,504	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%	3,143	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,560	100.0%	2,569	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	108,377	100.0%	2,234	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%	646	PCC Community Markets
Highland Hill Shopping Center		Tacoma	WA	05/09/17	163,926	100.0%	2,770	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center		Lynnwood	WA	10/19/17	63,606	91.3%	808	Kroger (QFC) Supermarket
Stadium Center		Tacoma	WA	02/23/18	48,888	100.0%	1,029	Thriftway Supermarket
Seattle metro area total					**1,931,105**	**99.0%**	**$ 38,629**	
Portland metro area								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	97.0%	$ 1,370	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	99.2%	3,673	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,819	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%	1,719	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%	1,754	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	98.8%	1,225	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	96.3%	1,295	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,608	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%	1,057	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%	1,964	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%	2,779	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%	1,470	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%	1,575	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%	2,220	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%	820	Safeway Supermarket
Division Center		Portland	OR	04/05/17	121,904	100.0%	1,921	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace		Vancouver	WA	10/11/17	95,774	98.5%	2,133	Kroger (QFC) Supermarket
King City Plaza		King City	OR	05/18/18	62,676	100.0%	974	Grocery Outlet Supermarket
Portland metro area total					**1,873,888**	**99.4%**	**$ 32,376**	
Pacific Northwest Totals					**3,804,993**	**99.2%**	**$ 71,005**	
TOTAL SHOPPING CENTERS					**10,487,456**	**97.5%**	**$ 209,979**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

Note: Property Portfolio excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

*Denotes properties in same center pool for 2Q 2018.

- 13 -

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended June 30, 2018

(unaudited, dollars in thousands)

	Three Months Ended				Six Months Ended			
	06/30/18	06/30/17	$ Change	% Change	06/30/18	06/30/17	$ Change	% Change
Number of shopping centers included in same-center analysis [(1)]	82	82			79	79		
Same-center occupancy	97.3%	97.4%		(0.1)%	97.4%	97.5%		(0.1)%
REVENUES:								
Base rents	$ 46,229	$ 44,666	$ 1,563	3.5%	$ 89,342	$ 86,911	$ 2,431	2.8%
Percentage rent	91	187	(96)	(51.3%)	176	302	(126)	(41.7%)
Recoveries from tenants	15,181	14,985	196	1.3%	28,861	28,183	678	2.4%
Other property income	789	897	(108)	(12.0)%	1,089	1,655	(566)	(34.2)%
TOTAL REVENUES	62,290	60,735	1,555	2.6%	119,468	117,051	2,417	2.1%
OPERATING EXPENSES:								
Property operating expenses	$ 10,312	$ 9,805	$ 507	5.2%	$ 19,418	$ 18,322	$ 1,096	6.0%
Bad debt expense	276	255	21	8.2%	364	743	(379)	(51.0)%
Property taxes	7,252	7,449	(197)	(2.6)%	13,769	14,134	(365)	(2.6)%
TOTAL OPERATING EXPENSES	17,840	17,509	331	1.9%	33,551	33,199	352	1.1%
SAME-CENTER CASH NET OPERATING INCOME	**$ 44,450**	**$ 43,226**	**$ 1,224**	**2.8%**	**$ 85,917**	**$ 83,852**	**$ 2,065**	**2.5%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION

	Three Months Ended 06/30/18	Three Months Ended 06/30/17	Six Months Ended 06/30/18	Six Months Ended 06/30/17
GAAP Operating Income	$ 23,815	$ 21,674	$ 51,096	$ 44,600
Depreciation and amortization	25,331	23,645	50,548	46,703
General and administrative expenses	3,990	3,817	7,521	7,316
Acquisition transaction costs	-	4	-	4
Other expense	274	225	343	274
Property revenues and other expenses [(2)]	(4,441)	(4,311)	(9,924)	(11,201)
TOTAL COMPANY CASH NET OPERATING INCOME	48,969	45,054	99,584	87,696
Non Same-Center Cash NOI	(4,519)	(1,828)	(13,667)	(3,844)
SAME-CENTER CASH NET OPERATING INCOME	**$ 44,450**	**$ 43,226**	**$ 85,917**	**$ 83,852**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.

(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods.

Note: Analysis excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

- 14 -

Supplemental Disclosure Top Ten Tenants Quarter Ended June 30, 2018 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 20 990,998 9.7% $ 12,055 5.7% 2 Kroger Supermarkets 12 511,240 5.0% 7,054 3.4% 3 Rite Aid Pharmacy 14 266,921 2.6% 3,312 1.6% 4 JP Morgan Chase 22 98,473 1.0% 3,073 1.5% 5 SaveMart Supermarkets 4 187,639 1.8% 2,813 1.3% 6 Marshall's / TJMaxx 6 178,195 1.7% 2,672 1.3% 7 Sprouts Markets 4 159,163 1.6% 2,650 1.3% 8 Ross Dress For Less / dd's Discounts 7 191,703 1.9% 2,618 1.2% 9 Trader Joe's 8 96,714 0.9% 2,522 1.2% 10 H-Mart Supermarkets 3 147,040 1.4% 2,400 1.1% Top 10 Tenants Total 100 2,828,086 27.6% $ 41,169 19.6% Other Tenants 1,897 7,407,457 72.4% 169,373 80.4% Total Portfolio 1,997 10,235,543 100.0% $ 210,542 100.0% - 15 -

Lease Expiration Schedule

Supplemental Disclosure
Quarter Ended June 30, 2018

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2018	3	79,654	0.8%	$ 992	0.5%	$ 12.45
2019	13	407,547	4.0%	6,358	3.0%	15.60
2020	17	553,496	5.4%	6,413	3.0%	11.59
2021	15	512,511	5.0%	5,454	2.6%	10.64
2022	17	509,775	5.0%	6,441	3.1%	12.63
2023	28	926,015	9.0%	14,206	6.7%	15.34
2024	8	337,727	3.3%	4,614	2.2%	13.66
2025	10	341,785	3.3%	4,919	2.3%	14.39
2026	11	389,933	3.8%	5,242	2.5%	13.44
2027	9	231,234	2.3%	3,694	1.8%	15.98
2028+	35	1,387,250	13.6%	21,637	10.2%	15.60
	166	5,676,927	55.5%	$ 79,970	37.9%	$ 14.09

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2018	115	169,539	1.7%	$ 4,999	2.4%	$ 29.49
2019	262	536,010	5.2%	14,907	7.1%	27.81
2020	281	646,492	6.3%	17,705	8.4%	27.39
2021	293	638,297	6.2%	18,885	9.0%	29.59
2022	273	651,249	6.4%	19,404	9.2%	29.79
2023	237	597,379	5.8%	17,609	8.4%	29.48
2024	85	287,101	2.8%	7,291	3.5%	25.39
2025	63	219,677	2.1%	6,050	2.9%	27.54
2026	61	194,637	1.9%	5,803	2.8%	29.82
2027	59	195,353	1.9%	5,722	2.7%	29.29
2028+	102	422,882	4.2%	12,197	5.7%	28.85
	1,831	4,558,616	44.5%	$ 130,572	62.1%	$ 28.64

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2018	118	249,193	2.5%	$ 5,991	2.9%	$ 24.04
2019	275	943,557	9.2%	21,265	10.1%	22.54
2020	298	1,199,988	11.7%	24,118	11.4%	20.10
2021	308	1,150,808	11.2%	24,339	11.6%	21.15
2022	290	1,161,024	11.4%	25,845	12.3%	22.26
2023	265	1,523,394	14.8%	31,815	15.1%	20.88
2024	93	624,828	6.1%	11,905	5.7%	19.05
2025	73	561,462	5.4%	10,969	5.2%	19.54
2026	72	584,570	5.7%	11,045	5.3%	18.90
2027	68	426,587	4.2%	9,416	4.5%	22.07
2028+	137	1,810,132	17.8%	33,834	15.9%	18.69
	1,997	10,235,543	100.0%	$ 210,542	100.0%	$ 20.57

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

Supplemental Disclosure
Quarter Ended June 30, 2018

Leasing Summary

	For the Three Months Ended June 30, 2018			For the Six Months Ended June 30, 2018		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	42	-	42	67	1	68
Gross Leasable Area (sq. ft.)	98,669	-	98,669	145,515	38,500	184,015
Initial Base Rent ($/sq. ft.) (1)	$ 25.25	$ -	$ 25.25	$ 25.91	$ 22.36	$ 25.17
Tenant Improvements ($/sq. ft.)	$ 4.01	$ -	$ 4.01	$ 4.22	$ 3.75	$ 4.12
Leasing Commissions ($/sq. ft.)	$ 2.94	$ -	$ 2.94	$ 2.70	$ -	$ 2.13
Weighted Average Lease Term (Yrs.) (2)	6.9	-	6.9	6.7	13.0	8.1
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	54	1	55	117	6	123
Gross Leasable Area (sq. ft.)	140,976	26,098	167,074	290,939	215,131	506,070
Initial Base Rent ($/sq. ft.) (1)	$ 28.60	$ 32.00	$ 29.13	$ 29.70	$ 19.62	$ 25.41
Tenant Improvements ($/sq. ft.)	$ 0.09	$ -	$ 0.08	$ 0.56	$ -	$ 0.32
Leasing Commissions ($/sq. ft.)	$ 0.04	$ -	$ 0.03	$ 0.17	$ -	$ 0.10
Weighted Average Lease Term (Yrs.) (2)	4.7	5.0	4.7	5.1	5.0	5.1
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	96	1	97	184	7	191
Gross Leasable Area (sq. ft.)	239,645	26,098	265,743	436,454	253,631	690,085
Initial Base Rent ($/sq. ft.) (1)	$ 27.22	$ 32.00	$ 27.69	$ 28.43	$ 20.03	$ 25.35
Tenant Improvements ($/sq. ft.)	$ 1.70	$ -	$ 1.54	$ 1.78	$ 0.57	$ 1.34
Leasing Commissions ($/sq. ft.)	$ 1.23	$ -	$ 1.11	$ 1.01	$ -	$ 0.64
Weighted Average Lease Term (Yrs.) (2)	5.6	5.0	5.5	5.7	6.2	5.9

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

ROIC

Supplemental Disclosure
Quarter Ended June 30, 2018

Same-Space Comparative Leasing Summary

	For the Three Months Ended June 30, 2018			For the Six Months Ended June 30, 2018		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	25	-	25	44	1	45
Comparative GLA (sq. ft.) (1)	63,734	-	63,734	99,689	38,500	138,189
Prior Base Rent ($/sq. ft.) (2)	$ 23.34	$ -	$ 23.34	$ 24.35	$ 15.45	$ 21.87
Initial Base Rent ($/sq. ft.)	$ 28.11	$ -	$ 28.11	$ 28.06	$ 22.36	$ 26.47
Percentage Change in Base Rents	20.4%	-	20.4%	15.2%	44.7%	21.0%
Tenant Improvements ($/sq. ft.)	$ 3.69	$ -	$ 3.69	$ 3.01	$ 3.75	$ 3.22
Leasing Commissions ($/sq. ft.)	$ 3.20	$ -	$ 3.20	$ 3.00	$ -	$ 2.17
Weighted Average Lease Term (Yrs.) (3)	8.3	-	8.3	7.6	13.0	9.1
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	54	1	55	117	6	123
Comparative GLA (sq. ft.)	140,976	26,098	167,074	290,939	215,131	506,070
Prior Base Rent ($/sq. ft.) (2)	$ 26.24	$ 31.64	$ 27.08	$ 27.15	$ 18.64	$ 23.53
Initial Base Rent ($/sq. ft.)	$ 28.60	$ 32.00	$ 29.13	$ 29.70	$ 19.62	$ 25.41
Percentage Change in Base Rents	9.0%	1.1%	7.6%	9.4%	5.2%	8.0%
Tenant Improvements ($/sq. ft.)	$ 0.09	$ -	$ 0.08	$ 0.56	$ -	$ 0.32
Leasing Commissions ($/sq. ft.)	$ 0.04	$ -	$ 0.03	$ 0.17	$ -	$ 0.10
Weighted Average Lease Term (Yrs.) (3)	4.7	5.0	4.7	5.1	5.0	5.1
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	79	1	80	161	7	168
Comparative GLA (sq. ft.) (1)	204,710	26,098	230,808	390,628	253,631	644,259
Prior Base Rent ($/sq. ft.) (2)	$ 25.33	$ 31.64	$ 26.05	$ 26.43	$ 18.16	$ 23.17
Initial Base Rent ($/sq. ft.)	$ 28.45	$ 32.00	$ 28.85	$ 29.28	$ 20.03	$ 25.64
Percentage Change in Base Rents	12.3%	1.1%	10.7%	10.8%	10.3%	10.6%
Tenant Improvements ($/sq. ft.)	$ 1.21	$ -	$ 1.08	$ 1.19	$ 0.57	$ 0.94
Leasing Commissions ($/sq. ft.)	$ 1.02	$ -	$ 0.91	$ 0.89	$ -	$ 0.54
Weighted Average Lease Term (Yrs.) (3)	5.8	5.0	5.7	5.7	6.2	5.9

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

Supplemental Disclosure Investor Information Quarter Ended June 30, 2018 Retail Opportunity Investments Corp. www.roireit.net Investor Relations: Transfer Agent: NASDAQ: ROIC Ashley Rubino Constance Adams 11250 El Camino Real, Suite 200 arubino@roireit.net ComputerShare San Diego, CA 92130 858.255.4913 constance.adams@computershare.com Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. James O. Lykins 503.603.3041 Green Street Daniel J. Busch 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies George Hoglund 212.284.2226 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Jeff Donnelly 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 - 19 -